                                                                   EXHIBIT 10.10


                           REGISTRATION AGREEMENT

     THIS REGISTRATION AGREEMENT dated August 6, 1996 (this "Agreement"), is entered into by and between UNIONBANCORP, INC., a Delaware corporation ("Union"), WAYNE W. WHALEN and DENNIS J. MCDONNELL (collectively, the "Stockholders," and individually, a "Stockholder").

                                  RECITALS

     A. Union and Prairie Bancorp, Inc., an Illinois corporation ("Prairie"), are parties to that certain Agreement and Plan of Merger dated January 22, 1996 (the "Merger Agreement"), providing for the merger (the "Merger") of Prairie with and into a wholly-owned subsidiary of Union.

     B. As a result of the Merger, Union will issue to the Stockholders shares of Union's common stock $1.00 par value (the "Common Stock") and shares of Union's Series A Preferred Stock which is convertible into shares of Union Common Stock (the "Preferred Stock").

     C. As a condition to the Merger, Union is required to deliver this Agreement to the Stockholders at the Closing (as defined in the Merger Agreement).

     D. The obligation of Prairie under the Merger Agreement to consummate the transactions contemplated therein is subject to the receipt by the Stockholders from Union of a registration agreement in the form of this Agreement, and Union is executing this Agreement for the purpose of inducing Prairie to consummate the transactions contemplated by the Merger Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements of the parties herein contained, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENTS

  1. DEFINITIONS.  As used in this Agreement:

     (A) "COMMISSION" means the Securities and Exchange Commission.

     (B) "COMMON STOCK" means the common stock of Union, $1.00 par value.

     (C) "PERSON" means a natural person, a partnership, a corporation, an association, a joint stock company, a trust, an estate, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

     (D) "REGISTRABLE SHARES" means at any time: (i) any shares of Common Stock then outstanding which were issued to the Stockholders pursuant to the provisions of the Merger Agreement; (ii) any shares of Common Stock then outstanding which were issued upon conversion of Preferred Stock; (iii) any shares of Common Stock then issuable upon conversion of then outstanding Preferred Stock; (iv) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Registrable Shares; and (v) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Registrable Shares; provided, that Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever such Person has the then-existing right to acquire such Registrable Shares (by conversion or otherwise), whether or not such acquisition has actually been effected.


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        (E) "REGISTRATION EXPENSES" has the meaning ascribed to it in Section
6 of this Agreement.

        (F) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (G) "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2. PIGGYBACK REGISTRATIONS.

        (A) RIGHT TO PIGGYBACK. Whenever Union proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Shares (a "Piggyback Registration"), Union will give prompt written notice to all holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which Union has received written requests for inclusion therein within 15 days after the receipt of Union's notice.

        (B) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of Union, and the managing underwriters advise Union in writing (with a copy of such advice to be supplied by Union to the holders of Registrable Shares) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, Union will include in such registration: (i) first, the securities Union proposes to sell; (ii) second, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register; and (iii) third, other securities requested to be included in such registration.

        (C) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Union's securities, and the managing underwriters advise Union in writing (with a copy of such advice to be supplied by Union to the holders of Registrable Shares) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, Union will include in such registration: (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, pro rata among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, with further successive pro rata allocations among the holders of Registrable Shares if any such holder of Registrable Shares has requested the registration of less than all such Registrable Shares it is entitled to register; and (iii) third, other securities requested to be included in such registration.

        (D) OTHER REGISTRATIONS. If Union has previously filed a registration statement with respect to Registrable Shares pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, Union will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 6 months has elapsed from the effective date of such previous registration.

     3. HOLDBACK AGREEMENTS.

        (A) Each of the holders of Registrable Shares agrees not to effect any public sale or distribution of equity securities of Union, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten

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Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

        (B) Union agrees: (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4, Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree; and (ii) to use its best efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, purchased from Union at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered in a Piggyback Registration pursuant to this Agreement, Union will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto Union will as expeditiously as possible:

        (A) prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months;

        (B) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

        (C) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) or filed under Rule 424 promulgated under the Securities Act and each amendment or supplement thereto and such other documents as such seller or underwriters may reasonably request to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

        (D) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller or underwriter of the sale of the Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that Union will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction);

        (E) cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by Union are then listed;

        (F) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;



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        (G) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

        (H) make available for inspection by each seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of Union, and cause Union's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

        (I) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

        (J) notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

        (K) prepare and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

        (L) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the occurrence of an event requiring the filing, and of the actual filing, of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

        (M) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

        (N) at least 48 hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares and refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, unless, in the case of an amendment or supplement, in the opinion of counsel for Union, the filing of such amendment or supplement is reasonably necessary to protect Union from any liabilities under any applicable federal or state law and such filing will not violate applicable laws; and

        (O) at the request of any seller of such Registrable Shares in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel,


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addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, including, without limiting the generality of the foregoing, opinions to the effect that: (A) such registration statement has become effective under the Securities Act; (B) to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (C) the registration statement, the prospectus and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein); (D) while such counsel has not verified the accuracy, completeness or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel has no reason to believe that the registration statement, the prospectus or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements or other financial or statistical data contained therein); (E) the descriptions in the registration statement, the prospectus or any amendment or supplement thereto of all legal and governmental proceedings and all contracts and other legal documents or instruments are accurate in all material respects; and (F) while such counsel has not verified the accuracy, completeness or fairness of the statements contained in any registration statement or prospectus, as either may be amended or supplemented, such counsel does not know of any legal or governmental proceedings, pending or threatened, required to be described in the registration statement, the prospectus or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement, the prospectus or any amendment or supplement thereto or to be filed as described or filed as required; and (ii) a letter or letters from the independent certified public accountants of Union addressed to the underwriters and the sellers of Registrable Shares, covering such matters as such underwriters and sellers may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of Union included in the registration statement, the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     5. REGISTRATION EXPENSES. All expenses incident to Union's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for Union and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by Union (all such expenses being herein called "Registration Expenses"), will be borne by Union. In addition, Union will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by Union and the expenses and fees for listing the securities to be registered on each securities exchange on which any shares of common stock are then listed. Notwithstanding anything contained herein to the contrary, however, the holders of Registrable Shares covered by such registration shall be responsible for the expenses and fees of counsel, if any, representing holders of such Registrable Shares.

     6.  INDEMNIFICATION.

         (A) Union agrees to indemnify, to the fullest extent permitted by law, each seller of Registrable Shares, its officers, directors, agents, employees and representatives and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by paragraph 7(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused

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by or contained in any information furnished in writing to Union by such seller expressly for use therein or by such seller's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Union has furnished such seller with a sufficient number of copies of the same. In connection with an underwritten offering, Union will indemnify such underwriters, their officers, directors, agents, employees and representatives and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares. The reimbursements required by this paragraph 7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (B) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to Union in writing such information and affidavits as Union reasonably requests with respect to such holder of Registrable Shares for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify Union, its directors and officers and each Person who controls Union (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by paragraph 7(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

         (C) Any Person entitled to indemnification hereunder will: (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the granting by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (D) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. Union also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Union's indemnification is unavailable for any reason.

     7. COMPLIANCE WITH RULE 144. At the request of any holder of Registrable Shares who proposes to sell securities in compliance with Rule 144 of the Commission, Union will: (i) forthwith furnish to such holder a written statement of compliance with the filing requirements of the Commission as set forth in Rule 144 as such rule may be amended from time to time; and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.


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     8.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS.  No Person may participate in any registration hereunder which is underwritten unless such Person: (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements; and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.
The holders of a majority of the Registrable Shares requested to be registered will have the right to select the managing underwriters to administer any offering of Union's securities in which Union does not participate, and Union will have such right in any offering in which it participates, provided that in either case such managing underwriters shall be qualified, nationally recognized underwriters.

     9. NO INCONSISTENT AGREEMENTS. Union will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

     10. ADJUSTMENTS AFFECTING REGISTRABLE SHARES. Union will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Shares in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     11. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     12. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of Union and the holders of a majority of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, but shall not be assigned by the parties hereto, by operation of law or otherwise, without the prior written consent of the other party. Nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     14. OTHER REGISTRATION RIGHTS. Except for the registration rights granted hereunder, Union will not grant to any Persons the right to request Union to register any equity securities of Union, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least a majority of the Registrable Shares.

     15. FINAL AGREEMENT. This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

     16. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     17. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

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


     18. NOTICES. All notices, requests and other communications hereunder shall be in writing (which shall include telecopier communication) and shall be deemed to have been duly given if delivered by hand or by overnight express delivery service, mailed with first class postage prepaid or telecopied if confirmed immediately thereafter by also mailing a copy of any notice, request or other communication by mail with first class postage prepaid:

     (A) If to Union, to:

     UnionBancorp, Inc.                                              Barack, Ferrazzano, Kirschbaum & Perlman
     122 West Madison Street                                         333 West Wacker Drive, Suite 2700
     Ottawa, Illinois 61350                        and               Suite 2700
     Attention:    R. Scott Grigsby                                  Chicago, Illinois 60606
                   Chairman and President                            Attention:         John E. Freechack, Esq.
     Telephone:    (815) 673-3333                                    Telephone:         (312) 984-3223
     Telecopier:   (815) 434-3160                                    Telecopier:        (312) 984-3150



     (B) If to the holders of Registrable Shares, to the addresses set forth on the stock record books of Union.

     19. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

     20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and Union.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


ATTEST:                            UNIONBANCORP, INC.


By:\s\ Charles J. Grako            By:\s\ R. Scott Grigsby
   -----------------------            ---------------------------------
       Charles J. Grako                   R. Scott Grigsby
       Secretary/Treasurer                Chairman of the Board and President



STOCKHOLDERS:


\s\ Wayne H. Whalen                \s\ Dennis J. McDonnell
- ----------------------------       ----------------------------------------
WAYNE W. WHALEN                    DENNIS J. MCDONNELL


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